SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 2, 2004

                          AT&T WIRELESS SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                 001-16567                91-1379052
          --------                 ---------                ----------

      (State or other       (Commission File Number)      (IRS Employer
      jurisdiction of                                 Identification Number)
       incorporation)



            7277-164th Ave. NE, Building 1, Redmond, Washington 98052
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               (Address of principal executive offices) (zip code)

                                 (425) 580-6000
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.   OTHER EVENTS

         On September 2, 2004, AT&T Wireless Services, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)             Financial statements of businesses acquired.

                    -   Not Applicable

(b)             Pro forma financial information.

                    -   Not Applicable

(c)             Exhibits.

                99.1     Press release, dated September 2, 2004.


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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        AT&T WIRELESS SERVICES, INC.


                                        By: /s/ Marilyn J. Wasser
                                           ----------------------------------
                                        Name:   Marilyn J. Wasser
                                        Title:  Associate General Counsel and
                                                Corporate Secretary
Date:  September 2, 2004

                                  EXHIBIT INDEX

99.1            Press release, dated September 2, 2004.